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                                                                    Exhibit 10.3

                         CONSENT OF INDEPENDENT AUDITOR

We hereby consent to the incorporation by reference in this registration statement of Elscint Ltd. on Form S-8 (relating to the registration of shares to be used under the Elscint Ltd. 2001 Incentive Plan to Employees and Officers and the Elscint Ltd. 2003 Incentive Plan to Employees and Officers, File Number 333-117519) of our report dated April 6, 2006 relating to the financial statements of B.E.A. Hotels N.V. for the year ended December 31, 2005, which are included in Elscint Ltd. Annual Report on Form 20-F filed June 30, 2006.

Amsterdam, June 23, 2006

MAZARS PAARDEKOOPER HOFFMAN N.V.

F.D.N. Walta RA

MAZARS PAARDEKOOPER HOFFMAN N.V.
Mazars Tower, Delflandlaan 1 - P.O. box 7266 - 1007 JG Amsterdam - amsterdam.audit@mazars.nl
Tel: +31 (0)20-2060500 - Fax: +31 (0)20-6448051

ACCOUNTANTS - Tax advisers - Management consultants

Mazars Paardekooper Hoffman N.V., with its registered office in Rotterdam (Trade register Rotterdam nr. 24389296).

                                                 Independent Member of (MN LOGO)